SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   November 14, 2000



                                 FIBERCORE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Nevada                     000-21823                    87-0445729
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      (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
       JURISDICTION OF                                    IDENTIFICATION NO.)
       INCORPORATION)



           253 Worcester Road, P.O. Box 180
                     Charlton, MA                                01507
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)




       Registrant's telephone number, including area code (508) 248-3900

                                 Not Applicable



         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5. OTHER EVENTS.

      On November 14, 2000, the Registrant issued two press releases, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2.

EXHIBIT NUMBER         DESCRIPTION

Exhibit 99.1           Press Release of the Registrant, dated November 14, 2000.

Exhibit 99.2           Press Release of the Registrant, dated November 14, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  FIBERCORE, INC.



                                  By:
                                     --------------------------------------
                                     Name:   Steven Phillips
                                     Title:  Interim Chief Financial Officer

Date:  November 16, 2000